PROXY

ACACIA DIVERSIFIED HOLDINGS, INC.

KNOW ALL MEN BY THESE PRESENTS, that I am the registered owner of that certain two million five hundred thousand (2,500,000) shares of the Common stock of Acacia Diversified Holdings, Inc. (“Acacia”) represented by the following certificates:

Certificate Number CS1-511 Representing 1,000,000 shares of Acacia Common stock

Certificate Number CS1-512 Representing 1,000,000 shares of Acacia Common stock

Certificate Number CS1-525 Representing 500,000 shares of Acacia Common stock and I hereby appoint and constitute Richard K. Pertile, pursuant to the terms and conditions of that certain Right of First Refusal to Purchase Common Stock by and between Steven L. Sample and Richard K. Pertile and that certain Asset Purchase Agreement (the “APA”) by and between the MariJ Group and Acacia Diversified Holdings, Inc. a Texas corporation (“Acacia” or the “Corporation”), as my true and lawful attorney and proxy with full power of substitution, to attend and represent me at any meeting of shareholders of the corporation on my behalf to vote on any question, proposition or resolution, or any adjournment thereof upon which I would be entitled to vote if personally present. This proxy may not be revoked until May 4, 2019.

IN WITNESS WHEREOF, I have executed this proxy on the 15th day of January, 2016.

Steven L. Sample an Individual

/s/ Steven L. Sample
Signature
Address:	2806 SE 29th Street
Ocala, FL 34471

WITNESS:

____/s/ Debbie Leppla__________________

Signature

_____Debbie Leppla__________________

Print Name

_____________________________________

Print Address

_____________________________________

City, State, Zip